Exhibit 99.2

Q4 2023 Conference Call February 13, 2024 Atomera Incorporated 1

Safe Harbor This presentation contains forward - looking statements concerning Atomera Incorporated (““Atomera,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forwar d - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those disclosed in the section "Risk Factors" included in our Annual Report on Form 10 - K filed with the SEC on February 15, 2023 (the “Annual Report ”) Quarterly Report on Form 10 - Q filed with the SEC on November 1, 2023. In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You sh ould not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera. The Company’s filings with the Securities Exchange Commission, including the Annual Report, include more information about factors that could affect the Company’s operating and financial results. We assume no obligation to update information contained in this presentation. Although this presentation m ay remain available on the Company's website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Atomera Incorporated 2

3 Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $550B semiconductor market Mears Silicon Technology (MST®) Quantum Engineered Materials

ST Path to Production Atomera 4 Customer Wafer Manufacturing Atomera MST ® Deposition 2. Setup Customer MST ® Deposition 3. Integration 4. Installation 5.Qualification 6. Production 1. Planning Phase Royalties Manufacturing License Fee Distribution License Fee Complete Integration License Fee & Productization

Chip Designs Start Productization cycle Atomera Incorporated 5 Freeze PDK (Process Design Kit) Silicon Validation Wafers manufactured with MST Process development with TCAD Process Qualification Volume Production Chip Designs Start Chip Designs Start Chip Designs MST Installation Phase 4 Phase 5 Phase 6

Customer Pipeline 6 • 20 customers, 26 engagements • Working with 50% of the world’s top semiconductor makers* • 10 of the top 20 (IC Insights, McClean Report 2023) ^ End of year engagement count Atomera Incorporated Customer Wafer Manufacturing v Customer MST ® Deposition Atomera MST ® Deposition 6 . Production 5 . Qualification 4 . Installation 3 . Integration 2 . Setup 1 . Planning Phase 0 3 6 9 12 15 18 21 24 27 2016 2017 2018 2019 2020 2021 2022 2024 Number of Customer Engagements Phase 1 Phase 2 Phase 3 Phase 4

MST technology focus areas Atomera 7 MST for Advanced Nodes MST for RF - SOI MST - SP, SPX MST for DRAM

MST optimizes AI performance ► AI algorithms are driving unprecedented compute workloads ▪ Demands exceed ideal single chip silicon area, impacting yield ► Heterogenous chiplet architectures solve this problem ► Small chiplet designs can be optimized by process node ► MST’s ability to enhance mature nodes brings great value Atomera 8 180nm 130nm 90nm 65nm 40nm 28nm 22nm 16/14nm 10nm 7nm 5nm 2nm Leading Analog & RF SOI Mainstream Planar FinFET GAA

Financial Review Atomera Incorporated 9 Income Statement ($ in thousands, except per-share data) 3/31/23 6/30/23 9/30/23 12/31/23 FY 2023 REVENUE -$ -$ -$ 550$ 550$ Gross Profit - - - 522 522 OPERATING EXPENSES Research & Development 3,036 3,192 3,305 2,992 12,525 General and Administration 1,742 1,775 1,683 1,875 7,075 Selling and Marketing 389 393 365 452 1,599 TOTAL OPERATING EXPENSES 5,167 5,360 5,353 5,319 21,199 OPERATING LOSS (5,167) (5,360) (5,353) (4,797) (20,677) Other Income (Expense) 148 208 314 217 887 NET LOSS (5,019)$ (5,152)$ (5,039)$ (4,580)$ (19,790)$ Net Loss Per Share (0.21)$ (0.21)$ (0.20)$ (0.18)$ (0.80)$ Weighted average shares outstanding 23,660 24,677 25,255 25,404 24,755 ADJUSTED EBITDA (NON-GAAP) (4,220)$ (4,310)$ (4,292)$ (3,765)$ (16,587)$ ADJUSTED EBITDA PER SHARE (0.18)$ (0.17)$ (0.17)$ (0.15)$ (0.67)$ Balance Sheet Information Cash, equivalents & ST investments 17,052$ 23,835$ 20,389$ 19,531$ 19,531$ Debt - - - - - Three Months Ended

We collaborate with customers to improve their products, through integration of MST, so that both companies benefit financially Mission Statement Atomera Incorporated 10

Thank You Atomera Incorporated 11